EXHIBIT 10(iii)(A)(6)

               STOCK APPRECIATION RIGHTS AGREEMENT


      STOCK APPRECIATION RIGHTS AGREEMENT dated as of ___________
between Independence Holding Company, a Delaware corporation (the
"Company"),  and  ___________, an employee of the  Company   (the
"Employee").

                      W I T N E S S E T H:

     WHEREAS, the Company has adopted and maintains the Company's 1988 Stock Incentive Plan, as amended (the "Plan") to secure for the Company and its stockholders the benefit of the incentives inherent in common stock ownership and the receipt of incentive awards by selected key employees of the Company and its subsidiaries who contribute to and will be responsible for its continued growth and to provide a mechanism for attracting, motivating and retaining such key employees by providing an opportunity for capital appreciation and giving suitable recognition for services which contribute materially to the success of the Company; and

      WHEREAS, Section 2 of the Plan provides that the Committee (as that term is defined in the Plan) shall have the power and authority to grant Awards under the Plan, including, consistent with the terms of the Plan, the power and authority to select officers and other key employees of the Company to whom awards may be granted from time to time, to determine the times of grant, the number of shares of Stock to be covered by any Award and to determine the other terms and conditions, not inconsistent with the terms of the Plan, of any Award; and

     WHEREAS, the Committee has determined that the Employee is a key employee of the Company and is in a position to make an important contribution to the Company's long-term performance and has determined to grant to the Employee an award of a Stock Appreciation Right pursuant to Section 7 of the Plan.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

1. Award of Stock Appreciation Right. Subject to the terms and conditions hereafter set forth, the Company hereby grants to the Employee an Award of a stand-alone Stock Appreciation Right with respect to ______ shares of Stock (the "SAR").

2. Base Price. The base price-per-share of Stock subject to the SAR (the "Base Price") shall be $____, which is the Fair
Market Value of a share of Stock as of the Grant Date.

3. Date of Grant. For all purposes of the Plan, the date of grant of the SAR granted hereby shall be __________ (the "Grant
Date").

4. Incorporation of Plan. All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by  the  Committee,
shall govern. Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the Plan.

5.   Exercise Terms.

      (a) Subject to the provisions of the Plan and this Agreement, the SAR granted hereby shall expire and terminate on ________ (the "Expiration Date").

      (b) The SAR shall become exercisable in ____ equal installments, the first of which shall become exercisable on ___________, and the second of which shall become exercisable on
___________. Once an installment becomes exercisable, subject to the terms hereof and of the Plan, it shall remain exercisable until the Expiration Date. The SAR may be exercised from time to time (each an "Exercise Date") as to all or part to the extent then exercisable.

6.   Payment Upon Exercise of Stock Appreciation Right.

      (a) Except as set forth in Section 7 hereof, upon the exercise of the SAR, the Employee shall become entitled to receive an amount equal to the product of (i) the excess of (A) the Fair Market Value of a share of Stock on the Exercise Date over (B) the Base Price, multiplied by (ii) the number of shares with respect to which the SAR is exercised. Such amount shall be paid in cash within 120 days after the Exercise Date.

      (b) As used herein, the "Fair Market Value" of a share of Stock on any given date means the average of the closing bid and asked prices of the Stock on a national exchange, or in the absence of closing bid and asked prices on such day, such average on the first preceding day. So long as the Stock is listed on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), Fair Market Value shall be determined in the same manner, except the closing bid and asked prices used shall be as reported by NASDAQ.

7. Termination of Employment. In the event of the termination of the Employee's employment as an employee of the Company other than for Cause, the SAR, to the extent then outstanding and exercisable, shall be deemed to have been exercised as of the date of Disability, death or termination of employment, and the SAR, to the extent not then exercisable, immediately shall terminate and be of no further force or effect. In the event of termination of the Employee's employment as an employee of the Company for Cause, the SAR shall terminate and shall cease to be exercisable immediately and shall be of no further force or effect. The SAR shall not be affected by any change of employment so long as the Employee continues to be an employee of the Company.

8. Changes in Stock. In the event of any stock dividend, stock split, reverse stock split, recapitalization, exchange of shares or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in the (b) number and kind of shares subject to the SAR and/or (ii) Base Price. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee, in its sole discretion, may make such substitution or adjustment in the number of shares subject to the SAR and in the Base Price as it may determine, or accelerate, amend or terminate the SAR upon such terms and conditions as it shall provide. Notwithstanding the foregoing, in the event that all or any portion of the SAR is terminated and not replaced with a similar award, the Committee shall deliver to the Employee such payment or other consideration as the Committee deems equitable under the circumstances.

9. Withholding Taxes. All payments under this Agreement shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements.

10.  Nature of Payments.

      (a) Any and all payments hereunder shall be paid in consideration of services performed for the Company or its Subsidiaries or for their benefit by the Employee.

      (b) All such payments shall constitute a special incentive payment to the Employee and shall not, unless otherwise determined by the Committee or unless otherwise expressly provided in any applicable plan document or agreement, be taken into account in computing the amount of salary or regular compensation of the Employee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Subsidiary thereof or (ii) any agreement between the Company or any Subsidiary thereof, on the one hand, and the Employee, on the other hand.

11. Other Payments or Awards. Nothing contained in this Agreement shall be deemed in any way to limit or restrict the Company, any Subsidiary thereof or the Committee from making any award or payment to the Employee under any other plan, agreement, arrangement or understanding, whether now existing or thereafter in effect, nor shall anything contained in this Agreement create a right of the Employee to receive any Award under the Plan or any other type of award or compensation.

12. Right to Terminate Employment. Nothing in this Agreement shall confer upon the Employee the right to continue in the employment of the Company or any of its Subsidiaries or affect any right which the Company or any of its Subsidiaries may have to terminate the employment of the Employee.

13. Non-Transferability. No rights granted to the Employee under this Agreement shall be assignable or transferable by the Employee, except by will or by the laws of descent and distribution. During the life of the Employee, all rights granted to the Employee under this Agreement shall be exercisable only by the Employee or by the Employee's guardian or legal representative.

14.  Administration.

      (a) The Committee shall have and exercise all of the power and authority, among other things, (i) to construe, interpret and implement this Agreement, and (ii) to make all determinations necessary or advisable in administering this Agreement.

      (b) No member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement or any Award hereunder.

15. No Rights as a Stockholder. The grant of the SAR hereunder shall not confer on the Employee any of the rights of a stockholder of the Company.

16. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, at 96 Cummings Point Road, Stamford, Connecticut 06902, or at such other address as the Company may hereafter designate to the Employee by notice as provided herein. Any notice to be given to the Employee hereunder shall be addressed
to  the  Employee at the address set forth beneath his  signature hereto, or at such other address as the Employee may hereafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when mailed by registered or certified mail to the party entitled to receive the same.

17.   Successors  and Assigns.  This Agreement shall  be  binding upon  and  inure  to the benefit of the parties  hereto  and  the successors and assigns of the Company and, to the extent set forth in Section 7 hereof, to the heirs and personal representatives of the Employee.

18. Exercise. The SAR shall be exercisable in whole or in part. The partial exercise of the SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.
The SAR shall be exercised by delivering a notice of such exercise to the Company, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by this Agreement, shall specify the number of shares of Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise. The Employee may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case this Agreement shall be returned to the Employee.

19. Employee Acknowledgment. The Employee hereby acknowledges receipt of a copy of the Plan. The Employee hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Plan, this Agreement and the SAR shall be final and conclusive.

20. Integration. This Agreement (together with the Plan, which is incorporated herein by reference) contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.



                    INDEPENDENCE HOLDING COMPANY


                    By: ______________________________


                    __________________________________